EXHIBIT 21

                                          DRS TECHNOLOGIES, INC.
                             SUBSIDIARIES OF THE COMPANY AS OF MARCH 31, 2000
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Subsidiary                                                                      Place of Incorporation
----------                                                                      ----------------------
DRS Electronic Systems, Inc.                                                    United States of America
 (Delaware)
DRS Technical Services, Inc.                                                    United States of America
 (Delaware)
DRS Systems Management Corporation                                              United States of America
 (Delaware)
DRS Laurel Technologies LP                                                      United States of America
 (Delaware)
DRS Precision Echo, Inc.                                                        United States of America
 (Delaware)
DRS Ahead Technology, Inc.                                                      United States of America
 (Delaware)
DRS Photronics, Inc.                                                            United States of America
 (New York)
DRS Optronics, Inc.                                                             United States of America
 (Delaware)
DRS Technologies Canada, Inc.                                                   United States of America
 (Delaware)
DRS Technologies Canada Company                                                 Canada (Nova Scotia)
DRS Technologies (UK) Ltd.                                                      United Kingdom
DRS Hadland Ltd.                                                                United Kingdom
DRS Hadland GmbH                                                                Federal Republic of Germany
DRS Hadland, Inc.                                                               United States of America
 (Delaware)
DRS Air, Inc.                                                                   United States of America
 (Delaware)
DRS/MS, Inc.                                                                    United States of America
 (Delaware)
DRS International, Inc.                                                         United States of America
 (Delaware)
Diagnostic/Retrieval Systems (DRS) Technologies                                 Netherlands
 Parsippany B.V.
DRS Ahead Technology, Inc.                                                      Republic of Bulgaria
 (Bulgaria) AD
NAI Technologies, Inc.                                                          United States of America
 (New York)
DRS Rugged Systems (Europe) Ltd.                                                United Kingdom
DRS Rugged Systems (Australia) Pty. Ltd.                                        Australia
DRS Data Systems (Europe) Ltd.                                                  United Kingdom
DRS Rugged Systems (Europe) Products Ltd.                                       United Kingdom
DRS Rugged Systems, Inc.                                                        United States of America
 (Colorado)
DRS Advanced Programs, Inc.                                                     United States of America
 (New York)
DRS FPA, Inc.                                                                   United States of America
 (Delaware)
DRS Infrared Technologies, LP                                                   United States of America
 (Delaware)
DRS Sensor Systems, Inc.                                                        United States of America
 (Delaware)
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